1 1 Bank of America Merrill Lynch 2015 Transportation Conference MAY 14, 2015

2 2 This presentation contains statements of a forward-looking nature which represent our management's beliefs and assumptions concerning future events. When used in this document, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our ability to implement our growth strategy; our significant fixed obligations and substantial indebtedness; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market and the effect of increased congestion in this market; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our reliance on a limited number of suppliers; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches; changes in or additional government regulation; changes in our industry due to other airlines' financial condition; global economic conditions, or an economic downturn leading to a continuing or accelerated decrease in demand for domestic and business air travel; the spread of infectious diseases; and external geopolitical events and conditions. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2014 Annual Report on Form 10-K. We undertake no obligation to update any forward- looking statements to reflect events or circumstances that may arise after the date of this release. SAFE HARBOR

3 3 Differentiated Product & Culture Competitive Costs High Value Geography 1 2 3 SERVING THE UNDERSERVED

LEVERS FOR MARGIN AND ROIC EXPANSION

	INITIATIVE	CONTRIBUTION
REVENUE*	Fare Options	>$200M
	Cabin Refresh	~$100M
	New & ongoing initiatives	~$150M
COST	Fleet investments Fuel efficiency Operational excellence	< 2% CASM-Ex **
CAPEX	Reduced non-aircraft capex	$120-170M***
	Aircraft deferral	$900M†

* Run rate incremental operating margin
** Estimated annual YOY CASM-ex increase 2015 – 2017
*** Reduction in non-aircraft capex in 2015 vs. 2014
† Savings through 2018

4

jetBlue

5 5 DELIVERING STRONG REVENUE RESULTS v 3.0% 9.6% -0.4% 4.5% Capacity PRASM Industry ex-JBLU JBLU PRASM GROWTH IN Q1 2015 – WHILE GROWING FASTER THAN THE INDUSTRY * A4A PRASM and capacity include domestic and Latin A4A PRASM & CAPACITY* (15Q1 vs 14Q1) A4A PRASM & CAPACITY* (2008 – 2014) -0.3% 5.6% 3.2% 3.9% Capacity CAGR PRASM CAGR Industry ex-JBLU JBLU

6 6 MARGIN EXPANSION GREATER THAN INDUSTRY* v JBLU IMPROVED Q1 MARGIN YOY WITHOUT THE FUEL TAILWIND * Industry defined as A4A airlines plus SAVE ** Margin expansion expressed in percentage points Q1 OPERATING MARGIN EXPANSION** (2015 vs 2014) JBLU 14% 2% 7% -2% JBLU Industry* ex-JBLU Actual Fuel neutral

DRIVING RETURNS THROUGH GROWTH Margin before growth Margin after growth (with estimate) Pre Post Boston Pre Post San Juan Pre To-date Fort Lauderdale Est.

8 8 Q4 2010 Q4 2011 Q4 2012 Q4 2013 Q4 2014 >20% MINT: SOLVING A STRUCTURAL DISADVANTAGE v MINT IS SIGNIFICANTLY IMPROVING TRANSCON PERFORMANCE JFKLAX Q4 RASM Performance

9 9 DRIVING RETURNS THROUGH GAUGE & DENSITY 2008 2010 2012 2014 2016 2018 NYC PROFIT MARGIN* A320 VS A321HD PERFORMANCE RASM: (3)% CASM: (14)% Margin: ~ +10 pts 2017E * TTM as of 3Q 2014 in JFK, LGA, EWR, HPN Note: HD denotes high-density (190 seat all Core configuration)

10 10 STRENGTHENING THE BALANCE SHEET *Adjusted net debt calculated as short-term debt + long-term debt + 7x TTM leases –cash and short-term investments 4.1x 4.0x 3.4x 2.5x YE 2011 YE 2012 YE 2013 YE 2014 Net Debt* / EBITDAR REDUCED LEVERAGE 169 180 194 203 YE 2011 YE 2012 YE 2013 YE 2014 Fleet Size LARGER PRODUCTIVE ASSET BASE

QUESTIONS